EXHIBIT 24


                                POWER OF ATTORNEY
                (TRM Corporation Restated 1996 Stock Option Plan)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of TRM Corporation, does hereby constitute and appoint FREDERIC P. STOCKTON and PAUL M. BROWN, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of TRM Corporation or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable TRM Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of TRM Corporation issuable pursuant to the TRM Corporation Restated 1996 Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of TRM Corporation or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 16, 1998


FREDERIC P. STOCKTON                        PAUL M. BROWN
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Frederic P. Stockton                        Paul M. Brown


EDWARD E. COHEN                             DANIEL G. COHEN
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Edward E. Cohen                             Daniel G. Cohen


JOSEPH G. DENTON                            KENT B. GODFREY
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Joseph G. Denton                            Kent B. Godfrey


JOEL R. MESZNIK                             KENNETH L. TEPPER
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Joel R. Mesznik                             Kenneth L. Tepper


FREDERICK O. PAULSELL                       DEBBIE HURD BAPTIST
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Frederick O. Paulsell                       Debbi Hurd Baptist